                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                      __________________________________


                                  FORM 8-K/A

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15 (D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported):  May 31, 1999

                                  __________


                                  ATMI, INC.
            (Exact name of registrant as specified in its charter)

          Delaware                                   0-30130                        06-1481060
(State or other jurisdiction of             (Commission file number)             (I.R.S. employer
incorporation or organization)                                                  identification no.)


          7 Commerce Drive
        Danbury, Connecticut                                                          06810
(Address of principal executive offices)                                            (Zip code)



      Registrant's telephone number, including area code:  (203) 794-1100

ITEM 2.  Acquisition or Disposition of Assets.

     ACSI Merger Agreement
     ---------------------

     On May 31, 1999 pursuant to an Agreement and Plan of Merger dated as of May 31, 1999 (the "ACSI Merger Agreement") by and among Advanced Chemical Systems International, Inc., a Delaware corporation ("ACSI"), ATMI, Inc., a Delaware corporation ("ATMI"), and Strip Acquisition Corp., a newly-formed, wholly-owned Delaware subsidiary of ATMI ("Strip"), Strip merged (the "ACSI Merger") with and into ACSI, with ACSI being the surviving corporation. As a result of the ACSI Merger, ACSI became a wholly-owned subsidiary of ATMI.

     Pursuant to the ACSI Merger, each outstanding share of ACSI Common Stock was converted into .030276219 shares of ATMI Common Stock and each outstanding share of ACSI Series C Preferred Stock was converted into .065589328 shares of ATMI Common Stock. A total of 1,202,312 shares of ATMI Common Stock were issued in this transaction.

     The ACSI Merger is intended to be a tax-free transaction under the Internal Revenue Code of 1986, as amended (the "Code"), and will be accounted for as a pooling of interests. ACSI manufactures photolithography and chemical mechanical polishing materials for use in the semiconductor manufacturing industry. ATMI intends to continue the business currently performed by ACSI as a subsidiary of ATMI.

     The foregoing description of the terms and provisions of the ACSI Merger Agreement is qualified in its entirety by reference to the full text of the ACSI Merger Agreement which is filed herewith and incorporated by reference.

     Delatech Merger Agreement
     -------------------------

     On May 31, 1999 pursuant to an Agreement and Plan of Merger dated as of May 31, 1999 (the "Delatech Merger Agreement") by and among Delatech Incorporated, a California corporation ("Delatech"), ATMI, Napa Acquisition Corp., a newly-formed, wholly-owned Delaware subsidiary of ATMI ("Napa"), and certain shareholders of Delatech, Napa merged (the "Delatech Merger") with and into Delatech, with Delatech being the surviving corporation. As a result of the Delatech Merger, Delatech became a wholly-owned subsidiary of ATMI.

     Pursuant to the Delatech Merger, each outstanding share of Delatech Common Stock was converted into .5721393 shares of ATMI Common Stock. Pursuant to the Delatech Merger, a total of 2,347,499 shares of ATMI Common Stock were issued.

     The Delatech Merger is intended to be a tax-free transaction under the Code, and will be accounted for as a pooling of interests. Delatech provides environmental abatement equipment to the semiconductor industry. ATMI intends to continue the business currently performed by Delatech, in combination with ATMI's other environmental abatement equipment subsidiary, ATMI EcoSys Corporation.

     The foregoing description of the terms and provisions of the Delatech Merger Agreement is qualified in its entirety by reference to the full text of the Delatech Merger Agreement which is filed herewith and incorporated by reference.


ITEM 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits.

     (a)  Financial statements of business acquired.  Not required.

     (b)  Pro forma financial information.  Not required.

     (c)  Exhibits

     Exhibit No.         Description
     ----------          -----------

     2.1 Agreement and Plan of Merger dated as of May 31, 1999 by and among Advanced Chemical Systems International, Inc., ATMI, Inc. and Strip Acquisition Corp.(1)

     2.2 Agreement and Plan of Merger dated as of May 31, 1999 by and among Delatech Incorporated, ATMI, Inc., Napa Acquisition Corp. and certain shareholders of Delatech Incorporated.(1)

     23.1                Consent of Ernst & Young LLP.(2)

     23.2                Consent of PricewaterhouseCoopers LLP.(2)

     23.3                Consent of Deloitte & Touche LLP.(2)

     27.1                Financial Data Schedule.(2)

     27.2                Financial Data Schedule.(2)

     99.1                Form of Press Release issued by ATMI dated June 1,
                         1999.(1)

     99.2                Form of Press Release issued by ATMI dated June 1,
                         1999.(1)

     99.3 Supplemental Selected Financial Data and Management's Discussions and Analysis of Financial Conditions and Results of Operations of ATMI, Inc. (as restated to reflect the acquisitions of Advanced Chemical Systems International, Inc. and Delatech Incorporated, each on May 31, 1999).(2)

     99.4 Supplemental Consolidated Financial Statements of ATMI, Inc. for the years ended December 31, 1998, 1997 and 1996 and the three months ended March 31, 1999 and 1998 (as restated to reflect the acquisitions of Advanced Chemical Systems International, Inc. and Delatech Incorporated, each on May 31, 1999).(2)


__________________________
/(1)/ Previously filed.
/(2)/ Filed herewith.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, ATMI, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  July 1, 1999                      ATMI, INC.


                                         By:  /s/ Daniel P. Sharkey
                                              ---------------------------------
                                              Daniel P. Sharkey
                                              Vice President, Chief Financial
                                              Officer and Treasurer (Chief
                                              Accounting Officer)

                                 EXHIBIT INDEX

           Exhibit No.        Description
           ----------         -----------

           2.1 Agreement and Plan of Merger dated as of May 31, 1999 by and among Advanced Chemical Systems International, Inc., ATMI, Inc. and Strip Acquisition Corp./(1)/

           2.2 Agreement and Plan of Merger dated as of May 31, 1999 by and among Delatech Incorporated, ATMI, Inc., Napa Acquisition Corp. and certain shareholders of Delatech Incorporated./(1)/

           23.1               Consent of Ernst & Young LLP./(2)/

           23.2               Consent of PricewaterhouseCoopers LLP./(2)/

           23.3               Consent of Deloitte & Touche LLP./(2)/

           27.1               Financial Data Schedule/(2)/

           27.2               Financial Data Schedule/(2)/

           99.1               Form of Press Release issued by ATMI dated June 1,
                              1999./(1)/

           99.2               Form of Press Release issued by ATMI dated June 1,
                              1999./(1)/

           99.3 Supplemental Selected Financial Data and Management's Discussions and Analysis of Financial Conditions and Results of Operations of ATMI, Inc. (as restated to reflect the acquisitions of Advanced Chemical Systems International, Inc. and Delatech Incorporated, each on May 31, 1999)./(2)/

           99.4 Supplemental Consolidated Financial Statements of ATMI, Inc. for the years ended December 31, 1998, 1997 and 1996 and the three months ended March 31, 1999 and 1998 (as restated to reflect the acquisitions of Advanced Chemical Systems International, Inc. and Delatech Incorporated, each on May 31, 1999)./(2)/


_____________________________
/(1)/ Previously filed.
/(2)/ Filed herewith.